JAN 30, 2009

William Villany Regional Clients

January 28, 2009
Mr. Rollin Rissinger, President
Mr. Keith Ulsh, Treasurer
Lebanon Mutual Insurance Company
POB 2005
Cleona, PA 17042-1322
Subject: 2009 Reinsurance Program
Dear Rollin and Keith:
As agreed, effective 1/1/09 the Lebanon Mutual Insurance Company treaty reinsurance program with MRAm is as follows:
Property Excess Program
1st Property Excess
2009 Estimated property SWP = $6,420,062
$135,000 xs $115,000 p/r ($405,000 p/occ.)

Rate:	8.37%
Est. Premium:	$537,359
Deposit Premium:	$537,000
Minimum Premium:	$430,000

Munich Reinsurance America, Inc.	Tel.: +1 (609) 419-8608
555 College Road East	Fax: +1 (609) 243-4300
P.O. Box 5241	E-mail: wvillany@munichreamerica.com
Princeton, NJ 08543-5241	http://www.munichreamerica.com
USA

Page 2 of 7 pages January 28, 2009
2nd Property Per Risk Excess
$750,000 xs $250,000 p/r ($1,500,000 p/occ.)

Rate:	5.39%
Est. Premium:	$346,041
Deposit Premium:	$346,000
Minimum Premium:	$277,000
▪	Deposit premium paid 2/15, 5/15, 8/15 and 11/15.
▪	Terrorism – as respects property, the following annual aggregate shall apply:
1st property xs = $405,000
2nd property xs = $1,500,000
2009 Property Catastrophe Program
2009 Estimated Catastrophe SWP: $5,436,662
1st Catastrophe Excess (Option A)
95% of $1,900,000 xs $600,000 p/occ.

Rate:	2.392%
Est. Premium:	$130,045
Deposit Premium:	$130,000
Minimum Premium:	$104,000
2nd Catastrophe Excess
95% of $2,500,000 xs $2,500,000 p/occ.

Rate:	2.010%
Est. Premium:	$109,277
Deposit Premium:	$109,000
Minimum Premium:	$88,000

Munich Reinsurance America, Inc.	Tel.: +1 (609) 419-8608
555 College Road East	Fax: +1 (609) 243-4300
P.O. Box 5241	E-mail: wvillany@munichreamerica.com
Princeton, NJ 08543-5241	http://www.munichreamerica.com
USA

Page 3 of 7 pages January 28, 2009
3rd Catastrophe Excess
95% of $1,500,000 xs $5,000,000 p/occ.

Rate:	0.718%
Est. Premium:	$39,035
Deposit Premium:	$39,000
Minimum Premium:	$32,000
▪	Deposit premiums are payable quarterly in advance.
▪	Terrorism – as respects personal lines, losses from NBCR materials are excluded. As respects commercial lines, losses certified under the Federal Act are excluded. Non-certified losses under the Federal Act are excluded if loss is caused by NBCR materials.
▪	Information Technology Hazards Clarification Clause is added to the occurrence definition.
Losses arising, directly or indirectly, out of:
(i) loss of, alteration of, or damage to
or
(ii) a reduction in the functionality, availability or operation of:
a computer system, hardware, programme, software, data, information repository, microchip, integrated circuit or similar device in computer equipment or non-computer equipment, whether the property of the policyholder of the reinsured or not, do not in and of themselves constitute an event unless arising out of one or more of the following perils:
fire, lightning, explosion, aircraft or vehicle impact, falling objects, windstorm, hail, tornado, cyclone, hurricane, earthquake, volcano, tsunami, flood, freeze or weight of snow.
▪	Other terms and conditions as expiring.

Munich Reinsurance America, Inc.	Tel.: +1 (609) 419-8608
555 College Road East	Fax: +1 (609) 243-4300
P.O. Box 5241	E-mail: wvillany@munichreamerica.com
Princeton, NJ 08543-5241	http://www.munichreamerica.com
USA

Page 4 of 7 pages January 28, 2009
Casualty Excess Program
2009 estimated casualty subject earned premium = $5,499,911
1st Casualty Excess
$385,000 xs $115,000 each occ.

Rate:	28.50%
Est. Premium:	$1,567,475
Ceding Commission:	30%
Deposit Premium:	$1,567,000
Minimum Premium:	$1,250,000
▪	$1,600,000 annual aggregate as respects Workers Compensation.
2nd Casualty Excess
$500,000 xs $500,000 each occ.

Rate:	8.35%
Est. Premium:	$459,000
Ceding Commission:	30%
Deposit Premium:	$459,000
Minimum Premium:	$367,000
▪	$1,500,000 annual aggregate as respects Workers Compensation.
3rd Casualty Excess (WC and Clash)
$1,000,000 xs $1,000,000 each occ.

Rate:	4.72%
Est. Premium:	$259,600
Ceding Commission:	30%
Deposit Premium:	$259,000
Minimum Premium:	$207,000

Munich Reinsurance America, Inc.	Tel.: +1 (609) 419-8608
555 College Road East	Fax: +1 (609) 243-4300
P.O. Box 5241	E-mail: wvillany@munichreamerica.com
Princeton, NJ 08543-5241	http://www.munichreamerica.com
USA

Page 5 of 7 pages January 28, 2009
One free reinstatement as respects Workers Compensation. For clash portion, one paid reinstatement at pro rata amount and 100% time. Clash premium is 44% of the total for this layer.
4th Casualty Excess (uninsured and underinsured motorists)
$1,000,000 xs $2,000,000 each occ.

Flat Premium:	$35,000
Ceding Commission:	30%
Deposit Premium:	$35,000
Minimum Premium:	$35,000
Workers Compensation Excess
$3,000,000 xs $2,000,000 each occ.

Rate:	4.38	% (rate x WC SEP of $1,902,797)
Flat Premium:	$83,343
Deposit Premium:	$83,000
Minimum Premium:	$66,000
▪	ECO/XPL covered at 80%.
▪	Terrorism losses caused by NBCR materials are excluded.
▪	Reinstatements – one, pro rata amount, 100% as to time.

For All Casualty Layers:
▪	Deposit premiums for all layers are at 2/15, 5/15, 8/15 and 11/15.
▪	Terrorism – for layers one through four there are no annual aggregate limitations.
▪	Other terms and conditions as expiring.

Munich Reinsurance America, Inc.	Tel.: +1 (609) 419-8608
555 College Road East	Fax: +1 (609) 243-4300
P.O. Box 5241	E-mail: wvillany@munichreamerica.com
Princeton, NJ 08543-5241	http://www.munichreamerica.com
USA

Page 6 of 7 pages January 28, 2009
Rollin, Keith, we will prepare the appropriate contract changes as soon as possible. Thank you for your continued confidence in Munich Re America.
Best regards,

c:	J. Morrissey J. Ryan

Munich Reinsurance America, Inc.	Tel.: +1 (609) 419-6608
555 College Road East	Fax: +1 (609) 243-4300
P.O. Box 5241	E-mail: wvillany@munichreamerica.com
Princeton, NJ 08543-5241	http://www.munichreamerica.com
USA